UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	February 19, 2026

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

13131 Dairy Ashford Rd, Suite 500, Sugar Land, Texas 77478
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On February 19, 2026, IES held its 2026 Annual Stockholders Meeting (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected all of the Company’s nominees for Director, (2) ratified the appointment of Ernst & Young LLP as the Company’s certified public accountants for the fiscal year ending September 30, 2026, and (3) approved, by advisory vote, the compensation of the Company’s named executive officers, each as described in the proxy statement for the Annual Meeting.

(1)	Proposal One: Election of Directors to serve until the 2027 Annual Stockholders Meeting and until their successors are duly elected and qualified (or until their earlier death, resignation or removal). Each Director was elected as follows:

	NAME	FOR	WITHHELD	BROKER NON-VOTE
01—	Jennifer A. Baldock	17,426,386	283,126	1,198,172
02—	Todd M. Cleveland	17,211,450	498,062	1,198,172
03—	John L. Fouts	17,573,511	136,001	1,198,172
04—	David B. Gendell	17,601,265	108,247	1,198,172
05—	Jeffrey L. Gendell	17,611,837	97,675	1,198,172
06—	Kelly C. Janzen	17,690,737	18,775	1,198,172
07—	Joe D. Koshkin	17,111,245	598,267	1,198,172
08—	Matthew J. Simmes	17,640,587	68,925	1,198,172

(2)	Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company’s certified public accountants for the Company for fiscal year 2026 was approved as follows:

18,780,073	116,678	10,933	N/A
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

(3)	Proposal Three: Approval, by advisory vote, of the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting:

16,424,769	1,275,174	9,569	1,198,172
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	February 20, 2026	/s/ Mary K. Newman
Mary K. Newman
Chief Administrative Officer, General Counsel and Corporate Secretary